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                                       SCHEDULE TO MONTHLY SERVICER'S CERTIFICATE
                                          MONTHLY PERIOD ENDING JUNE 30, 2003
                                      BANK OF AMERICA, NATIONAL ASSOCIATION (USA)
                                       BA MASTER CREDIT CARD TRUST SERIES 2001-A


1.          The aggregate amount of the Investor Percentage of Collections of Principal Receivables     $110,426,421.15
                                                                                                        ---------------

2.          The aggregate amount of the Investor Percentage of Collections of Finance Charge
            Receivables (excluding Interchange)                                                         $ 10,373,579.96
                                                                                                        ---------------

3.          The aggregate amount of the Investor Percentage of Interchange                              $  1,995,633.60
                                                                                                        ---------------

4.          The aggregate amount of Servicer Interchange                                                $    833,333.33
                                                                                                        ---------------

5.          The aggregate amount of funds on deposit in Finance Charge Account allocable to the
            Series 2001-A   Certificates                                                                $ 11,535,880.23
                                                                                                        ---------------

6.          The aggregate amount of funds on deposit in the Principal Account allocable to the
            Series 2001-A  Certificates                                                                 $110,426,421.15
                                                                                                        ---------------

7.          The aggregate amount of funds on deposit in the Principal Funding Account allocable
            to the Series 2001-A -Certificates                                                          $          0.00
                                                                                                        ---------------

8.          The aggregate amount to be withdrawn from the Finance Charge Account pursuant to
            Section 4.11 and distributed to the Collateral Interest Holder in accordance with
            subsection 5.01 (c)                                                                         $  5,681,931.54
                                                                                                        ---------------

9.          The Collateral Interest on the Transfer Date of the current calendar month, after giving
            effect to the deposits and withdrawals specified above, is equal to                         $ 64,000,000.00
                                                                                                        ---------------

10.         The amount of Monthly Interest, Deficiency Amounts and Additional Interest payable to the

       (i)  Class A Certificateholders                                                                  $    728,866.67
                                                                                                        ---------------
      (ii)  Class B Certificateholders                                                                  $     49,944.44
                                                                                                        ---------------
     (iii)  Collateral Interest Holder                                                                  $    109,813.33
                                                                                                        ---------------

11.         The amount of principal payable to the

       (i)  Class A Certificateholders                                                                  $          0.00
                                                                                                        ---------------
      (ii)  Class B Certificateholders                                                                  $          0.00
                                                                                                        ---------------
     (iii)  Collateral Interest Holder                                                                  $          0.00
                                                                                                        ---------------

12.         The sum of all amounts payable to the

       (i)  Class A Certificateholders                                                                  $    728,866.67
                                                                                                        ---------------
      (ii)  Class B Certificateholders                                                                  $     49,944.44
                                                                                                        ---------------
     (iii)  Collateral Interest Holder                                                                  $    109,813.33
                                                                                                        ---------------

13.         To the knowledge of the undersigned, no Series 2001-A Pay Out Event or Trust Pay
            Out Event has occurred except as described below:
            None


          IN  WITNESS  WHEREOF,  the  undersigned  has  duly  executed  and  delivered  this  Certificate this  10th  day  of  July,  2003.


          BANK  OF  AMERICA,  NATIONAL  ASSOCIATION  (USA)
          TRANSFEROR  AND  SERVICER


          By:  /s/  R.  Brian  Rozelle
          ----------------------------
          Name:     R.  Brian  Rozelle
          ----------------------------
          Title:    Vice  President
          -------------------------
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